UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 19, 2014

Date of Report (Date of earliest event reported)

Graphite Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54336	26-0641585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Railroad Street, Suite 102A

Elko, Nevada 89801

(Address of Principal Executive Offices)

(775) 753-6605

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

License Agreement

On December 19, 2014, Graphite Corp., a Nevada corporation (the “Company”) and Rice University entered into and signed a license agreement in respect of Rice University’s patented graphene carbon nanotube electrode technology, which is expected to provide dramatic performance improvement over electrodes made from conventional material today at a comparable cost. The commercialization of this technology will require raising sufficient funds for the development of a prototype product (currently intended to be a smartphone battery) to demonstrate proof of concept and then production on an industrial scale. A copy of the license agreement is attached hereto as Exhibit 10.1.

Employment Agreement with Chief Executive Officer

On December 18, 2014, the Company and Mark Radom, its chief executive officer, signed an employment agreement, a copy of which is attached hereto as Exhibit 10.2 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Radom will be paid an annual salary of $110,000 starting December 15, 2014, a signing bonus of $36,667 and be entitled to receive shares of common stock and options representing an aggregate 9% ownership stake in the Company to vest over a three-year period commencing on June 15, 2014. The term of the Employment Agreement is three years, although the Company may terminate without cause with four months’ advance notice. Mr. Radom is required to devote 75% of his time to the Company, but may pursue other business interests in the remaining 25% of his time.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2014, the Company and Mark Radom, its chief executive officer, agreed that Mr. Radom will receive an annual salary of $110,000 starting December 15, 2014, a signing bonus of $36,667 and be entitled to receive shares of common stock and options representing an aggregate 9% ownership stake in the Company to vest over a three-year period commencing on June 15, 2014 in exchange for his service as chief executive officer of the Company.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Rice University Graphene Carbon Nanotube License Agreement dated December 9, 2014.

Exhibit 10.2	Mark Radom Employment Agreement dated December 18, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHITE CORP. a Nevada corporation

Dated: December 23, 2014	By:	/s/ Mark Radom
Mark Radom
Chief Executive Officer